Exhibit 10.2

ALLONGE AND AMENDMENT NO. FOUR

TO REVOLVING CREDIT PROMISSORY NOTE

MAKER:	TOR Minerals International, Inc.

ORIGINAL PRINCIPAL SUM:	$2,000,000.00

DATE OF NOTE:	February 15, 2012

PAYEE:	AMERICAN BANK, N.A.

            This is an amendment and allonge to the Promissory Note described above, as previously amended or modified by Allonge and Amended No. One dated May 15, 2013, Allonge and Amendment No. Two dated August 1, 2014, and Allonge and Amendment No. Three dated May 15, 2015.  The said Promissory Note is hereby amended as follows:

(1)	Maturity is extended to October 15, 2017.

(2)	The principal amount of the Note available for advances is reduced to $1,000,000.00.

(3)

Principal shall be due and payable on or before October 15, 2017 (the “maturity date”).  Accrued interest shall be due and payable on a monthly basis commencing July 15, 2016, and on the same day of each succeeding month thereafter, and at maturity.

(4)	The loan and Note, as extended, continues to be subject to and governed by a Loan Agreement (Amended and Restated) dated of even date.

            Except as so amended, and as such may have been previously amended, said Promissory Note shall remain in full force and effect.

            EXECUTED effective the 15th day of June, 2016.

NOTICE TO MAKER: THIS LOAN IS PAYABLE IN FULL ON THE MATURITY DATE.  YOU MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THE LOAN AND UNPAID ACCRUED INTEREST THEN DUE. THE PAYEE IS UNDER NO OBLIGATION TO REFINANCE THE LOAN AT THAT TIME. YOU WILL THEREFORE BE REQUIRED TO MAKE PAYMENT OUT OF OTHER ASSETS YOU MAY OWN, OR YOU WILL HAVE TO FIND A PAYEE WILLING TO LEND YOU THE MONEY AT PREVAILING MARKET RATES, WHICH MAY BE CONSIDERABLY HIGHER OR LOWER THAN THE INTEREST RATE ON THIS LOAN. IF YOU REFINANCE THIS LOAN AT MATURITY, YOU MAY HAVE TO PAY SOME OR ALL CLOSING COSTS NORMALLY ASSOCIATED WITH A NEW LOAN EVEN IF YOU OBTAIN REFINANCING FROM THE SAME PAYEE.

HOLDER:	MAKER:
AMERICAN BANK, N.A.	TOR MINERALS INTERNATIONAL, INC.

By:	By:
Phillip J. Ritley	Barbara Russell
Senior Lending Officer	Chief Financial Officer

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